Exhibit 99.1

VERDE BIORESINS TO BECOME PUBLICLY TRADED VIA PLANNED BUSINESS COMBINATION WITH TLGY ACQUISITION CORPORATION

•	Verde pioneered PolyEarthyleneTM, an innovative and proprietary bioresin that has the potential to replace traditional petroleum-based plastics and disrupt the plastics industry. It is an economically feasible alternative that is capable of being dropped into existing plastics manufacturing processes.

•	Verde is one of the first scalable full-service bio-resin market solutions we believe is capable of meeting most of the environmental, application, manufacturing, and cost requirements of the industry.

•	Verde’s current applications may be able to address nearly half of the approximate $600 billion total addressable global plastics market. Despite global regulatory and political pressures for eco-friendly solutions, green plastics currently have less than 2% market penetration.

•	Business combination implies a pre-money enterprise value of $365 million (pro forma EV of $433 million) on a cash-free and debt-free basis (excluding up to $365 million in performance-based earnouts shares).

•	Vinmar, a global distributor of plastics, entered into a strategic partnership with Verde to market PolyEarthyleneTM, and has been working closely to market PolyEarthylene™ to its large corporate customer base, generating more than a dozen opportunities and several initial orders with potential customers in the first few months.

•	Braskem is a strategic supplier to Verde and is expected to support Verde with the feedstock capacity to transition high volume plastics applications to sustainable materials. As Verde’s business grows, Verde’s relationship with Braskem is expected to continue to expand as well.

Santa Monica, Calif./ New York–June 22, 2023–Verde Bioresins, Inc. (“Verde” or the “Company”), a visionary in sustainable product innovation and full-service bioplastics production with its innovative and proprietary based bioresins, known as PolyEarthyleneTM, and TLGY Acquisition Corporation (Nasdaq: TLGY) (“TLGY”), a U.S. publicly-listed blank check company, have entered into a definitive business combination agreement. Upon closing of the business combination, the combined company is expected to list its common stock on Nasdaq under the new ticker symbol “VRDE.”

Verde was founded in 2020 as a full-service bioplastics company specializing in sustainable materials, innovation, and state-of-the-art manufacturing with its proprietary, and potentially industry-disrupting, bio-based, renewable, and sustainable PolyEarthyleneTM resin. PolyEarthyleneTM aims to accelerate the transition to a more sustainable and circular economy, addressing nearly half of the $600 billion global plastics market that is faced with mounting regulatory pressure for eco-friendly solutions.

Unlike most other bio-plastic solutions in the market today, Verde’s innovative PolyEarthyleneTM products are designed to provide customers with a bio-based, biodegradable and recyclable solution derived primarily from plant-based feedstock. PolyEarthyleneTM is cost-competitive, scalable and versatile, making it a sustainable option for a wide range of manufacturing processes, including injection molding, film extrusion, blow molding, and thermoforming, and applications such as rigid packaging.

With similar performance properties to traditional petroleum based polymers, PolyEarthyleneTM products can be produced in most of the forms and colors desired by prospective customers and can be dropped into existing standard manufacturing processes, making it a versatile and economical choice for prospective customers seeking to reduce their environmental impact while still meeting industry standards and their own cost and efficiency requirements.

Verde’s innovative PolyEarthyleneTM products aspire to make a significant impact on the global plastic pollution crisis. Verde plans to facilitate this expansion through potential partnerships with large and highly reputable suppliers, including Braskem. Braskem is a strategic supplier to Verde. As Verde continues to grow its business, we expect Verde’s relationship with Braskem to continue to expand as well.

The growing demand for sustainable solutions is a driving force behind Verde’s mission and the Company’s recently announced partnership with Vinmar Polymers America, a division of Vinmar International, is a crucial step forward. With Vinmar’s reputation as a leading global distributor of plastics, Verde believes it is well-positioned to offer its potentially disruptive PolyEarthyleneTM products to an even wider range of prospective customers.

Brian Gordon, Chairman, President, and Chief Operating Officer of Verde, commented: “Verde intends to become a leader in the global transition to a more sustainable, circular economy. Today represents a significant milestone for Verde. A merger with TLGY – a team with extensive operational and industry expertise across multiple relevant industries and a private equity style approach to value creation – will help us realize the full potential of our breakthrough bioplastics products. We believe the proceeds from the proposed transaction, along with the support of TLGY, will enable us to scale our production capabilities, moving us closer to delivering on the growing interest in our innovative and proprietary bio-resin solution.”

Jin-Goon Kim, Chairman and Chief Executive Officer of TLGY, added: “We are extremely pleased to announce our business combination with Verde, a first-mover with impressive growth potential aided by significant regulatory tailwinds in a massive addressable market. In our opinion and based on our due diligence, we believe Verde is one of the first full-service bio-resin market solutions that can meet most of the environmental, application, manufacturing, and cost requirements in the industry. We are excited to support the commercialization of Verde’s proprietary products and the scaling of its production capabilities as it strives to become an industry leader. We believe Verde is a pioneer in advancing global sustainability initiatives and we look forward to supporting the company in its mission of providing an effective and environmentally friendly plastic alternative to combat today’s current global waste crisis.”

Transaction Overview

The proposed business combination implies an implied pre-money enterprise value for Verde at closing of $365 million (pro forma EV of $433 million), excluding earnouts consideration. The boards of directors of both TLGY and Verde have approved the proposed business combination, which is expected to be completed in the second half of 2023, subject to, among other things, the approval by TLGY’s stockholders and satisfaction or waiver of other conditions stated in the definitive documentation.

Assuming no further redemptions (in addition to the redemptions completed following TLGY’s extraordinary general meeting on February 23, 2023) by TLGY’s public stockholders in connection with closing and the payment of estimated transaction expenses, the proposed business combination would result in gross proceeds of over $78 million to Verde, comprised of $78 million of cash held in TLGY’s trust as of the date hereof. Verde’s controlling shareholder has committed to making a PIPE investment in TLGY at the closing of the business combination, subject to certain conditions.

The proposed business combination includes the entitlement for the equity holders of Verde immediately prior to closing, to receive earnout shares of up to 100% of the closing valuation based on trading prices of the combined company’s common stock meeting specified IRR thresholds of 35% (based on its initial trading price) over five years. Similarly, TLGY’s sponsor has agreed to align its interests with those of Verde and its public shareholders by transferring up to 10% of its private warrants to Verde management and forfeit all of its remaining private warrants at the closing in exchange for potential future share grants based on stock price performance and achieving target cash requirement. TLGY offers an innovative warrant structure that provides an escalating incentive mechanism for its existing public shareholders to not redeem and for new investors to buy common shares before the closing.

Additional information about the proposed business combination, including a copy of the agreement and plan of merger, will be provided in a Current Report on Form 8-K to be filed by TLGY with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Cleary Gottlieb Steen & Hamilton LLP is serving as legal advisor and Marcum Bernstein & Pinchuk LLP is serving as auditor to TLGY Acquisition Corporation. Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal advisor and EisnerAmper LLP is serving as auditor to Verde. Gateway Group is serving as Investor Relations and Public Relations for the proposed business combination.

About Verde Bioresins, Inc.

Verde Bioresins, Inc. is a full-service bioplastics company that specializes in sustainable product innovation and the manufacturing of proprietary biopolymer resins, providing comprehensive design and development solutions for companies seeking alternatives to conventional plastics.

For additional information, please visit verdebioresins.com

About TLGY Acquisition Corporation

TLGY Acquisition Corporation is a blank check company sponsored by TLGY Sponsors LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TLGY was formed to focus on growth companies through long-term, private equity style value creation in the biopharma and business-to-consumer (“B2C”) technology sectors.

For additional information, please visit tlgyacquisition.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this press release regarding TLGY and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; (ii) the risk that the proposed business combination may not be completed by TLGY’s business combination deadline and the potential failure to obtain an extension of the business combination deadline sought by TLGY; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of TLGY; (iv) the effect of the announcement or pendency of the proposed business combination on the Company’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of the Company and potential difficulties in the Company employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against TLGY or the Company related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of TLGY’s securities on Nasdaq; (viii) the price of TLGY’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; and (ix) the ability to implement and realize upon business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in TLGY’s final proxy statement/prospectus to be contained in the Form S-4 registration statement, including those under “Risk Factors” therein, TLGY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by TLGY from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TLGY and the Company assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY nor the Company gives any assurance that either TLGY or the Company will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed business combination, the Company will become wholly-owned subsidiary of TLGY and TLGY will be renamed Verde Bioresins, Inc. as of the closing of the proposed business combination.  TLGY intends to file with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of TLGY, in connection with the proposed business combination. After the Registration Statement is declared effective, TLGY will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. TLGY’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with TLGY’s solicitation of proxies for its shareholders’ meeting to be held to approve the proposed business combination because the proxy statement/prospectus will contain important information about TLGY, Verde and the proposed business combination. The definitive proxy statement/prospectus will be mailed to shareholders of TLGY as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by TLGY may be obtained free of charge from TLGY at https://www.tlgyacquisition.com/.

Participants in Solicitation

TLGY, the Company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of TLGY’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of TLGY’s directors and executive officers in TLGY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 21, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of TLGY’s participants in the solicitation, which may, in some cases, be different than those of TLGY’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of TLGY, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Investor Relations Contacts:

Gateway Group

Cody Slach, Georg Venturatos

(949) 574-3860

TLGY@gatewayir.com

Media Relations Contacts:

Gateway Group

Zach Kadletz, Anna Rutter

(949) 574-3860

TLGY@gatewayir.com